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                                                                EXHIBIT 10.26.2



                 AMENDMENT AGREEMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT is made and entered into this 19th day of February, 1999, by and among CATALINA MARKETING CORPORATION, a Delaware corporation (herein called the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION a national banking association organized and existing under the laws of the United States (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated September 30, 1997, as amended by Amendment Agreement No. 1 to Credit Agreement dated August 12, 1998, among such Lenders, Borrowers and the Agent, as amended (the "Agreement") and Lenders party to this Amendment Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of $150,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Agreement as provided herein; and

         WHEREAS, upon the terms and conditions contained herein the Agent and the Lenders are willing to amend the Agreement;

         NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

         1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. Amendment. The Agreement is hereby amended, effective as of February 19, 1999, as follows:

             (a) The following additional defined terms are hereby added to
         Section 1.1:

                 "SMO" means Supermarkets On-Line, Inc.

                 "SMO Holdings" means an entity to be formed as a corporation, limited liability company or partnership for purposes of the Tribune Transaction, which entity will, upon consummation of the Tribune Transaction, be jointly owned by the Borrower and Tribune.



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                 "SMO License" means a license to be granted by the Borrower or its affiliates to SMO Holdings or SMO entitling SMO Holdings and/or
         SMO to utilize certain of the proprietary technology, know-how and information of the Borrower and its affiliates in connection with the operation of SMO Holdings' and SMO's business, as such license may be amended, modified, renewed, extended or replaced from time to time.

                 "Tribune" means Tribune Company or one of its subsidiaries.

                 "Tribune Transaction" means a transaction occurring on or prior to August 31, 1999 pursuant to which the Borrower and Tribune will enter into a joint venture, initially for the purpose of owning and operating SMO's assets and business, which joint venture will be structured as follows: (i) the parties to such transaction will form and become joint owners of SMO Holdings and (ii) SMO will become a subsidiary of SMO Holdings.

                 "Tribune Transaction Notice Date" means the date the Agent receives written notice from the Borrower stating that the Borrower intends to consummate the Tribune Transaction."

             (b) The definition of "Acquisition" in Section 1.1 is hereby amended by inserting the following proviso after the word "Person" at the end of the definition:

             "; provided, that the Borrower's acquisition of capital stock of SMO Holdings in connection with the Tribune Transaction shall not be deemed an Acquisition hereunder."

             (c) The definition of "Subsidiary" in Section 1.1 is hereby amended in its entirety so that as amended it shall read as follows:

                 ""Subsidiary" means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries; provided, however, that (i) effective as of the Tribune Transaction Notice Date, SMO shall not be deemed a Subsidiary for all purposes of this Agreement and (ii) upon and after formation, SMO Holdings and its subsidiaries (then existing or thereafter formed) including, without limitation, SMO after SMO is transferred to SMO Holdings in connection with the consummation of the Tribune Transaction, shall not be deemed a Subsidiary for all purposes of this Agreement."

             (d) Effective as of the Tribune Transaction Notice Date Schedule
         7.4 shall be deemed amended by removing any reference to SMO as a Subsidiary.



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             (e) Section 9.4 of the Agreement is hereby amended by (i) deleting the phrase "of the Borrower" where it initially appears therein, and
         (ii) amending clause (f) in its entirety so that as amended it shall read as follows:

             "(f) Indebtedness in an aggregate outstanding amount at any time of up to $33,000,000 of Pacific Media KK including any existing indebtedness described on Schedule 7.6 (the "Pacific Indebtedness"), and with respect to Borrower guaranties (including through indemnifications with respect to personal guaranties) of Pacific Indebtedness, provided that the obligation of the Borrower under all such guaranties shall at no time exceed the sum of (i) $8,000,000 and
         (ii) fifty-one percent (51%) of the positive difference, if any, between the aggregate amount of Pacific Indebtedness and $8,000,000;"

         and (iii) amending clause (h) by deleting the figure "$2,000,000" appearing therein and inserting in lieu thereof the figure "$10,000,000".

             (f) Section 9.5 is hereby amended by (i) deleting the word "and" at the end of clause (c) and inserting in lieu thereof a comma, (ii) deleting the period at the end of clause (d) and inserting in lieu thereof the word "and" and (iii) inserting a new clause (e) thereto which clause shall read as follows:

             "(e) (i) the sale or other disposition of capital stock of SMO to SMO Holdings in connection with the Tribune Transaction, (ii) the sale or other disposition of capital stock of SMO Holdings to Tribune in connection with the Tribune Transaction and (iii) after consummation of the Tribune Transaction, the sale or other disposition of capital stock of SMO Holdings, Inc."

             (g) Section 9.6 is hereby amended by deleting the figure "$5,000,000" appearing in clause (f) and inserting in lieu thereof the figure "$15,000,000", (ii) deleting the word "and" at the end of clause (g), (iii) deleting the period at the end of clause (h) and inserting in lieu thereof a semi-colon and the word "and", and (iv) by adding a new clause (i) at the end which reads as follows:

             "(i) effective as of the Tribune Transaction Notice Date shares of capital stock of SMO and SMO Holdings, provided that any additional loan to or investment made in either of them shall be deemed a loan or an investment pursuant to subsection 9.6(f) hereof."

             (h) Section 9.9 of the Agreement is hereby amended by inserting the following proviso after the word "Affiliate" at the end of the
         Section:

             "; provided, that the foregoing restriction shall not be applicable to the SMO License"



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         3.  Limitations with Respect to SMO. Notwithstanding any provision contained in Article IX to the contrary, from the date hereof until the earlier of (x) the release of SMO as a Guarantor pursuant to Section 4 below or (y) August 31, 1999, (i) neither SMO nor SMO Holdings shall be entitled to incur any additional Indebtedness for which the Borrower or any other Guarantor shall be directly or indirectly liable, (ii) neither the Borrower nor any Subsidiary shall make any additional loans to or investments in SMO or SMO Holdings except to the extent the Borrower could make loans or investments under Section 9.6 if neither SMO nor SMO Holdings were a Subsidiary, and (iii) the Borrower will not permit any Subsidiary of the Borrower to consolidate with or merge into SMO or SMO Holdings.

         4. Release. Each of the Lenders hereby consent to (i) the release of SMO as a Guarantor effective as of the Tribune Transaction Notice Date, (ii) the release of the stock of SMO from the pledge thereof to the Agent as security for the Obligations effective as of the Tribune Transaction Notice Date, and (iii) the Agent taking such other and further action as may be necessary or desirable to effect the foregoing. As soon as practicable following the Notice Date, the Agent shall (i) execute and deliver to SMO a release of SMO from the Guaranty and Suretyship Agreement dated as of September 30, 1997 and (ii) to release the Borrower's pledge of the stock of SMO, and shall take such other actions as may be reasonably requested by the Borrower to effect the releases described in this Section 4.

         5. Representations and Warranties. The Borrower hereby certifies that:

             (a) The representations and warranties made by Borrower in Article VII of the Agreement are true on and as of the date hereof except that the financial statements referred to in Section 7.6 shall be those most recently furnished to each Lender pursuant to Section 8.1(a) and
         (b);

             (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 8.1 of the Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

             (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 8.1 of the Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

             (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default under



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         the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         6. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Agent, the following:

             (a) Twelve (12) executed counterparts of this Amendment Agreement; and

             (b) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

         7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         8. Consent. The Guarantors have joined in the execution of this Amendment Agreement for the purpose of consenting hereto and confirming their respective guaranty of the Obligations on the terms set forth in the Facility Guaranty.

         9. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                 [Remainder of page intentionally left blank.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       CATALINA MARKETING CORPORATION
WITNESS:

                                       By:
----------------------------              -------------------------------------
                                       Name:
----------------------------                -----------------------------------
                                       Title:
                                             ----------------------------------



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                                       GUARANTORS:

WITNESS:                               CATALINA MARKETING SALES CORPORATION

--------------------------
                                       By:
--------------------------                -------------------------------------
                                       Name:  George W. Off
                                       Title: Director



WITNESS:                               CATALINA MARKETING RETAIL SALES
                                       CORPORATION

--------------------------
                                       By:
--------------------------                -------------------------------------
                                       Name:  George W. Off
                                       Title: Director
                                             ----------------------------------


WITNESS:                               CATALINA MARKETING INTERNATIONAL, INC.

--------------------------
                                       By:
--------------------------                -------------------------------------
                                       Name:  George W. Off
                                       Title: Chief Executive Officer
                                              and President


WITNESS:                               CATALINA MARKETING WORLDWIDE, INC.

--------------------------
                                       By:
--------------------------                -------------------------------------
                                       Name:  George W. Off
                                       Title: President


WITNESS:                               CATALINA MARKETING U.K., INC.

--------------------------
                                       By:
--------------------------                -------------------------------------
                                       Name:  George W. Off
                                       Title: President



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WITNESS:                               HEALTH RESOURCE PUBLISHING COMPANY

-------------------------
                                       By:
-------------------------                 -------------------------------------
                                       Name:  George W. Off
                                       Title: Vice President


                                       CATALINA MARKETING LOYALTY
WITNESS:                               HOLDINGS, INC.

-------------------------
                                       By:
-------------------------                 -------------------------------------
                                       Name:  George W. Off
                                       Title: President


WITNESS:                               MARKET LOGIC, INC.

-------------------------
                                       By:
-------------------------                 -------------------------------------
                                       Name:  Daniel D. Granger
                                       Title: President/CEO


WITNESS:                               DYNAMIC CONTROLS, INC.

-------------------------
                                       By:
-------------------------                 -------------------------------------
                                          Name:  Daniel D. Granger
                                          Title: President/CEO



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                                       NATIONSBANK, NATIONAL ASSOCIATION,
                                       as Agent and Lender



                                       By:
                                          -------------------------------------
                                       Name:    Richard M. Starke
                                       Title:   Senior Vice President



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                                       FLEET NATIONAL BANK



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------



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                                       FIRST UNION NATIONAL BANK



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

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                                       CREDIT LYONNAIS ATLANTA AGENCY



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

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                                       COMERICA BANK



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

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                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

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                                       PNC BANK, N.A.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

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                                       SUNTRUST BANK, TAMPA BAY



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

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                                       AMSOUTH BANK



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------



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                                       UNION BANK OF CALIFORNIA



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------



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                                       RIGGS BANK, N.A.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


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